                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

                                 NETEGRITY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)      Total fee paid:

--------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)      Filing Party:
--------------------------------------------------------------------------------
         (4)      Date Filed:
--------------------------------------------------------------------------------

         This filing consists of Questions and Answers sent to U.S. employees of Netegrity on October 6, 2004 and Questions and Answers sent to non-U.S. employees of Netegrity on October 6, 2004.

QUESTIONS AND ANSWERS SENT TO NON-U.S. EMPLOYEES OF NETEGRITY

                    NETEGRITY/COMPUTER ASSOCIATES ACQUISITION

                  INTERNATIONAL EMPLOYEE QUESTIONS AND ANSWERS

                              For Internal Use Only

                                 October 6, 2004

--------------------------------------------------------------------------------

GENERAL QUESTIONS:
------------------

Q.       WHAT ARE NETEGRITY AND COMPUTER ASSOCIATES ANNOUNCING?
A. We have announced that we have signed a definitive agreement for Computer Associates to acquire Netegrity in a cash transaction. The combined company is expected to provide customers with the broadest end to end security solution available on the market today. Netegrity's market leading identity and access management technology is expected to be a key complement to Computer Associates' eTrust security solution.

Q.       WHAT ARE THE TERMS OF THE DEAL?
A. Computer Associates will acquire Netegrity for $10.75 per share or approximately $430 million in cash.

Q. WHEN DO YOU EXPECT THE DEAL TO CLOSE? WHAT ARE THE APPROVALS THAT ARE REQUIRED FOR THE DEAL TO CLOSE?
A. The acquisition is subject to customary regulatory approvals and the approval of Netegrity's shareholders. While approval timelines are not under our control, the acquisition is expected to be completed in the next 90 days.

Q.       WHY DID NETEGRITY DECIDE TO BE ACQUIRED?
A. Identity and access management is one of the fastest growing segments in the enterprise software market. As a result, it has attracted major players with significant resources. While Netegrity has market leading technology, strong intellectual capital, and a premier customer base, we believe that the fastest path to gain significant market share and time to value for our shareholders is to combine with a major market player like Computer Associates.

Q.       WHY DID NETEGRITY DECIDE TO WORK WITH COMPUTER ASSOCIATES ON AN
         ACQUISITION?

A. After extensive evaluations, Netegrity concluded that Computer Associates has significant global resources that could help accelerate our market penetration and drive rapid growth. Furthermore we believe there are a number of important synergies between Computer Associates and Netegrity.

         The security market is one in which Computer Associates has made significant investment, and we believe this deal would further reinforce their focus on this key strategic area. We believe Netegrity's heterogeneous identity and access management solution would extend Computer Associates' ability to deliver on their Enterprise Infrastructure Management strategy which is designed to help our customers simplify management of their IT infrastructures, increase utilization rates, accommodate both real-time and on-demand needs and better align IT infrastructure with the operations of their business. We also believe the addition of Netegrity's security offerings to CA's Identity and Access Management suite enables the delivery of a complete, integrated and open solution.

         From a resource perspective, Computer Associates' marketing and sales resources, along with a very large customer base, should allow us to penetrate companies and regions that we might not have been able to reach as quickly on our own. Like Netegrity, Computer Associates is located on the east coast, and has a number of development and sales offices throughout the world.

Q. WILL NETEGRITY CONTINUE TO FOCUS ON THE IDENTITY AND ACCESS MANAGEMENT SPACE OR ARE YOU MOVING AWAY FROM THAT?
A. Computer Associates is looking to leverage Netegrity's strong assets in the identity and access management market. Today Netegrity brings significant strength in solving major customer pains in identity and access management. We believe this complements Computer Associates' strength in the mainframe and midrange computing environments.

Q.       DOES THIS ACQUISITION AFFECT ANY OF NETEGRITY'S CURRENT PRODUCT PLANS?
A. Until we get regulatory approval we cannot complete the integration plan. However, Computer Associates' interest in this acquisition was because of Netegrity's strong technology solutions, people expertise and strong customer base.

Q. HOW WILL NETEGRITY'S PRODUCT LINE BE INTEGRATED WITH THOSE OF COMPUTER ASSOCIATES?
A. Computer Associates is looking to leverage Netegrity's strong assets in the identity and access management market. Today Netegrity brings significant strength in solving major customer pains in identity and access management. This complements Computer Associates' strength in the legacy host and midrange markets.

         We anticipate having regulatory approval within 90 days. However, until the acquisition closes, Netegrity will operate as an independent business.

Q.       WHEN WILL COMPUTER ASSOCIATES BEGIN TO SELL NETEGRITY'S PRODUCTS?
A. After the transaction has received regulatory approval, the sales and marketing strategy and organizational structure to support that strategy for Netegrity's products will be announced.

EMPLOYEE SPECIFIC QUESTIONS
---------------------------

EMPLOYMENT:
-----------

Q.       HOW DOES THIS ANNOUNCEMENT IMMEDIATELY AFFECT MY JOB, SALARY AND
         BENEFITS?
A        Today's announcement will not have any immediate effect on your job.
         You will continue to perform in the same role, at the same rate of pay and with your current benefits.

Q.       WILL MY JOB BE AFFECTED AFTER THE ACQUISITION CLOSES?
A. One of the major reasons Computer Associates is interested in Netegrity is because of our team of people and the intellectual capital Netegrity's people bring to this transaction. Therefore, it is anticipated that Netegrity's operations will be integrated with CA's eTrust Identity and Access Management group and that the majority of Netegrity's approximately 400 employees will remain with Computer Associates. As in all acquisitions, there will most likely be some overlap, and there may be some number of positions that will be eliminated.

Q.       WHEN WILL I KNOW IF MY POSITION IS GOING TO BE ELIMINATED?
A. We expect that after the acquisition closes, an integration team made up of representatives from both Computer Associates and Netegrity will work together to understand the synergies and overlaps that may exist in each functional area and will confirm as soon as possible if any positions will be eliminated.

Q. WILL WALTHAM BASED NETEGRITY EMPLOYEES BE MOVED TO COMPUTER ASSOCIATES' CORPORATE HEADQUARTERS OR WILL COMPUTER ASSOCIATES MAINTAIN A MASSACHUSETTS OFFICE? WILL NETEGRITY EMPLOYEES IN OTHER LOCATIONS BE REQUIRED TO MOVE?
A. In any acquisition, companies will look for opportunities to consolidate operations. Both Netegrity and Computer Associates do have major locations in MA and Israel and it is expected that these locations will be looked at as part of the acquisition integration. These decisions, however, will not be made until after the acquisition closes, which is expected within 90 days.

Q.       WILL THE U.S. SALES TRAINING STILL TAKE PLACE NEXT WEEK?

A.       Yes. Please ensure that you do attend.

Q. WILL THERE BE A FREEZE ON TRAVEL OR OTHER ACTIVITIES AS A RESULT OF THIS ANNOUNCEMENT?
A. No, it will be business as usual at Netegrity until the transaction is completed. All operations will continue as before.

Q.       WILL THERE BE A FREEZE ON NEW HEADCOUNT?
A.       No.  Business operations will continue as usual.

BENEFITS:
---------

Q.       WILL MY PAY AND BENEFITS CHANGE WHEN THE TRANSACTION CLOSES?
A. Both Netegrity and Computer Associates use similar surveys to benchmark pay and benefits. It is expected that there will be no change in pay levels or in the general level of benefits that Netegrity offers today. After the closing, the H.R. departments of both companies will work on a plan to integrate salary and benefit plans. Until the closing of this transaction all Netegrity benefits will remain in effect.

Q.       WHAT WILL HAPPEN TO NETEGRITY STOCK OPTIONS?
A. At the closing date of the merger, each outstanding option to purchase Netegrity common stock and the grant price would be converted to outstanding options to purchase Computer Associates common stock based on a conversion ratio. The conversion ratio will be calculated based on the $10.75 per share purchase price of the Netegrity stock divided by the average of Computer Associates' closing prices for the 5 days prior to close.

Q.       WHAT WILL HAPPEN TO NETEGRITY'S VESTING SCHEDULES?
A. Upon closing, the vesting schedule for your newly issued Computer Associates options would be based on the vesting schedule based on your Netegrity options. For example, if 50% of your options have vested at the time of the deal closing, then 50% of your newly issued Computer Associates options would also be vested. The unvested options would continue to vest at the same rate as your Netegrity options would have vested.

Q. CAN I STILL SELL STOCK BEFORE THE TRANSACTION CLOSES? WILL THERE STILL BE BLACKOUT DATES?
A. Yes, you can still sell stock as long as the Netegrity blackout period has expired. There will continue to be blackout periods, as usual, under Netegrity's policy until the transaction closes.

Q.       WHAT WILL HAPPEN TO THE NETEGRITY ESPP?

A. The new offering period will start as usual in November and will continue until just before the transaction closes. At that time you would receive Netegrity common stock that will be converted to cash at the closing based on the conversion ratio described above.

Q.       WHAT WILL HAPPEN TO THE NETEGRITY BONUS?
A. Computer Associates is committed to a 2004 bonus plan. Similar to Netegrity's bonus plan, the bonus will be based on the performance of the Netegrity business as well as individual performance against objectives. It is anticipated that the bonus will be paid in early April 2005.

COMMUNICATION:
--------------

Q.       HOW WILL NETEGRITY EMPLOYEES BE KEPT INFORMED OF THE INTEGRATION PLANS?
A. We will communicate with all employees through multiple vehicles. First, we will be setting up a site on the home page of Netegrity's KnowledgeMinder portal later today that will be updated with all employee communications regarding the acquisition. Additionally, we will provide Team Netegrity emails every other week updating you on the status of the integration plans. We will also conduct departmental updates, and as always we will continue our Open Door Policy so that Netegrity team members should feel free to approach any manager in the company with questions.

Q.       WHO DO I CALL WITH ANY QUESTIONS ABOUT THE ACQUISITION?
A. Please refer your questions to your current manager. If your manager cannot answer your question, please send an email to integration@netegrity.com and your question will then be routed to the appropriate individual. We will aim to answer your question within 48 hours.

Q. WHAT DO I DO IF A CUSTOMER WANTS TO SPEAK WITH COMPUTER ASSOCIATES ABOUT THE ACQUISITION AND FUTURE PLANS?
A. We cannot speak about the joint plans between the two companies until the acquisition has been closed. We must operate as independent companies until that time. After the close date and as soon as we have the joint plans completed, we will provide those details.

Q3 EARNINGS QUESTIONS:
----------------------

Q.       WHAT DID NETEGRITY REPORT ABOUT ITS Q3-2004 PERFORMANCE?
A. Netegrity today announced preliminary results for its third quarter ended September 30, 2004. Netegrity expects total revenues to be in the range of approximately $19 million to $21 million. Based on these estimated revenues, Netegrity anticipates that it will report net income ranging from approximately breakeven to a net loss of $(1.0) million, which includes the after-tax effect of the non-cash software amortization of approximately $500,000. This will result in earnings per share ranging from $0.00 to a loss per share of ($0.03).

         Netegrity expects to report its full results for Q3-2004 on October 26th after the market closes.

QUESTIONS ON COMPUTER ASSOCIATES:
---------------------------------

Q.       WHAT DOES COMPUTER ASSOCIATES SPECIALIZE IN?
A. Computer Associates is a publicly traded software company with approximately 15,000 employees headquartered in Islandia, New York. They are a global company with operations in more than 50 countries. Computer Associates had $3.2B in revenue for fiscal year 2004 with a market cap of $16B. Computer Associates is a leading worldwide provider of solutions and services for the management of IT infrastructure, business information and application development. Computer Associates' solutions address an extensive range of management challenges across the full range of heterogeneous distributed and mainframe platforms found in today's enterprise environments. They are organized into six powerful brands: Unicenter for enterprise management, BrightStor for storage management, eTrust for security management, AllFusion for application life cycle management, Advantage for data management and application development, and CleverPath for portal and business intelligence.

Q.       IS COMPUTER ASSOCIATES PUBLIC?
A.       Yes. They are listed on the New York Stock Exchange under the symbol
         CA.

Q.       WHEN WAS COMPUTER ASSOCIATES FOUNDED?
A.       Computer Associates was founded in 1976

Q.       WHAT ARE COMPUTER ASSOCIATES' REVENUES?
A.       Computer Associates' revenues are $3.2B.


Q.       WHO DOES COMPUTER ASSOCIATES COMPETE WITH?
A. Computer Associates today competes with a broad range of major enterprise software vendors including IBM, HP, Oracle and Symantec.

Q. HOW MANY CUSTOMERS DOES COMPUTER ASSOCIATES HAVE AND WHO ARE SOME OF THEIR KEY CLIENTS?
A. They have approximately 95% of the Fortune 500 as customers and many other major accounts across the globe.

Q.       DO NETEGRITY AND COMPUTER ASSOCIATES HAVE ANY JOINT CUSTOMERS TODAY?
A. Yes, we do have some joint customers today. For some time now we have worked collaboratively with a variety of Computer Associates' eTrust products including eTrust LDAP directory.

Q. HOW WILL THE COMBINATION OF NETEGRITY AND COMPUTER ASSOCIATES ENHANCE THE COMBINED COMPANY'S MARKET POSITION?
A. We believe there are a number of important synergies between Computer Associates and Netegrity. We expect the combination of our two companies would carry forward our commitment to solve customer's greatest enterprise security challenges. In addition, Computer Associates would bring significant sales and marketing reach to Netegrity to drive more rapid penetration into the global identity and access management segment of the market.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Computer Associates, Netegrity, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Computer Associates and Netegrity through the web site maintained by the SEC at www.sec.gov.

      In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

      Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associates' directors and executive officers is contained in Computer Associates' Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, 2004, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

QUESTIONS AND ANSWERS SENT TO U.S. EMPLOYEES OF NETEGRITY

                    NETEGRITY/COMPUTER ASSOCIATES ACQUISITION

                      U.S. EMPLOYEE QUESTIONS AND ANSWERS

                              For Internal Use Only

                                 October 6, 2004


--------------------------------------------------------------------------------

GENERAL QUESTIONS:
------------------

Q.       WHAT ARE NETEGRITY AND COMPUTER ASSOCIATES ANNOUNCING?
A. We have announced that we have signed a definitive agreement for Computer Associates to acquire Netegrity in a cash transaction. The combined company is expected to provide customers with the broadest end to end security solution available on the market today. Netegrity's market leading identity and access management technology is expected to be a key complement to Computer Associates' eTrust security solution.

Q.       WHAT ARE THE TERMS OF THE DEAL?
A. Computer Associates will acquire Netegrity for $10.75 per share or approximately $430 million in cash.

Q. WHEN DO YOU EXPECT THE DEAL TO CLOSE? WHAT ARE THE APPROVALS THAT ARE REQUIRED FOR THE DEAL TO CLOSE?
A. The acquisition is subject to customary regulatory approvals and the approval of Netegrity's shareholders. While approval timelines are not under our control, the acquisition is expected to be completed in the next 90 days.

Q.       WHY DID NETEGRITY DECIDE TO BE ACQUIRED?
A. Identity and access management is one of the fastest growing segments in the enterprise software market. As a result, it has attracted major players with significant resources. While Netegrity has market leading technology, strong intellectual capital, and a premier customer base, we believe that the fastest path to gain significant market share and time to value for our shareholders is to combine with a major market player like Computer Associates.

Q.       WHY DID NETEGRITY DECIDE TO WORK WITH COMPUTER ASSOCIATES ON AN
         ACQUISITION?
A. After extensive evaluations, Netegrity concluded that Computer Associates has significant global resources that could help accelerate our market penetration and drive rapid growth. Furthermore we believe there are a number of important synergies between Computer Associates and Netegrity.

         The security market is one in which Computer Associates has made significant investment, and we believe this deal would further reinforce their focus on this key strategic area. We believe Netegrity's heterogeneous identity and access management solution would extend Computer Associates' ability to deliver on their Enterprise Infrastructure Management strategy which is designed to help our customers simplify management of their IT infrastructures, increase utilization rates, accommodate both real-time and on-demand needs and better align IT infrastructure with the operations of their business. We also believe the addition of Netegrity's security offerings to CA's Identity and Access Management suite enables the delivery of a complete, integrated and open solution.

         From a resource perspective, Computer Associates' marketing and sales resources, along with a very large customer base, should allow us to penetrate companies and regions that we might not have been able to reach as quickly on our own. Like Netegrity, Computer Associates is located on the east coast, and has a number of development and sales offices throughout the world.

Q. WILL NETEGRITY CONTINUE TO FOCUS ON THE IDENTITY AND ACCESS MANAGEMENT SPACE OR ARE YOU MOVING AWAY FROM THAT?
A. Computer Associates is looking to leverage Netegrity's strong assets in the identity and access management market. Today Netegrity brings significant strength in solving major customer pains in identity and access management. We believe this complements Computer Associates' strength in the mainframe and midrange computing environments.

Q.       DOES THIS ACQUISITION AFFECT ANY OF NETEGRITY'S CURRENT PRODUCT PLANS?
A. Until we get regulatory approval we cannot complete the integration plan. However, Computer Associates' interest in this acquisition was because of Netegrity's strong technology solutions, people expertise and strong customer base.

Q. HOW WILL NETEGRITY'S PRODUCT LINE BE INTEGRATED WITH THOSE OF COMPUTER ASSOCIATES?
A. Computer Associates is looking to leverage Netegrity's strong assets in the identity and access management market. Today Netegrity brings significant strength in solving major customer pains in identity and access management.

         This complements Computer Associates' strength in the legacy host and midrange markets.

         We anticipate having regulatory approval within 90 days. However, until the acquisition closes, Netegrity will operate as an independent business.

Q.       WHEN WILL COMPUTER ASSOCIATES BEGIN TO SELL NETEGRITY'S PRODUCTS?
A. After the transaction has received regulatory approval, the sales and marketing strategy and organizational structure to support that strategy for Netegrity's products will be announced.


EMPLOYEE SPECIFIC QUESTIONS
---------------------------

EMPLOYMENT:
-----------

Q.       HOW DOES THIS ANNOUNCEMENT IMMEDIATELY AFFECT MY JOB, SALARY AND
         BENEFITS?
A        Today's announcement will not have any immediate effect on your job.
         You will continue to perform in the same role, at the same rate of pay and with your current benefits.

Q.       WILL MY JOB BE AFFECTED AFTER THE ACQUISITION CLOSES?
A. One of the major reasons Computer Associates is interested in Netegrity is because of our team of people and the intellectual capital Netegrity's people bring to this transaction. Therefore, it is anticipated that Netegrity's operations will be integrated with CA's eTrust Identity and Access Management group and that the majority of Netegrity's approximately 400 employees will remain with Computer Associates. As in all acquisitions, there will most likely be some overlap, and there may be some number of positions that will be eliminated.

Q.       WHEN WILL I KNOW IF MY POSITION IS GOING TO BE ELIMINATED?
A. We expect that after the acquisition closes, an integration team made up of representatives from both Computer Associates and Netegrity will work together to understand the synergies and overlaps that may exist in each functional area and will confirm as soon as possible if any positions will be eliminated.

Q.       WHAT WILL MY SEVERANCE BE IF MY JOB IS ELIMINATED?
A. Computer Associates has agreed to do something that is at least as favorable as the current severance calculation that Netegrity has used in the recent past. The current severance calculation is a base of two weeks base pay plus an additional week for every partially completed year of service. For example 2 years and 2 months of service would equal 2 weeks base pay plus 3 weeks for service time for a total of 5 weeks pay.

Q. WILL WALTHAM BASED NETEGRITY EMPLOYEES BE MOVED TO COMPUTER ASSOCIATES' CORPORATE HEADQUARTERS OR WILL COMPUTER ASSOCIATES MAINTAIN A MASSACHUSETTS OFFICE? WILL NETEGRITY EMPLOYEES IN OTHER LOCATIONS BE REQUIRED TO MOVE?
A. In any acquisition, companies will look for opportunities to consolidate operations. Both Netegrity and Computer Associates do have major locations in MA and Israel and it is expected that these locations will be looked at as part of the acquisition integration. These decisions, however, will not be made until after the acquisition closes, which is expected within 90 days.

Q.       WILL THE U.S. SALES TRAINING STILL TAKE PLACE NEXT WEEK?
A.       Yes. Please ensure that you do attend.

Q. WILL THERE BE A FREEZE ON TRAVEL OR OTHER ACTIVITIES AS A RESULT OF THIS ANNOUNCEMENT?
A. No, it will be business as usual at Netegrity until the transaction is completed. All operations will continue as before.

Q.       WILL THERE BE A FREEZE ON NEW HEADCOUNT?
A.       No.  Business operations will continue as usual.

BENEFITS:
---------

Q.       WILL MY PAY AND BENEFITS CHANGE WHEN THE TRANSACTION CLOSES?
A. Both Netegrity and Computer Associates use similar surveys to benchmark pay and benefits. It is expected that there will be no change in pay levels or in the general level of benefits that Netegrity offers today. After the closing, the H.R. departments of both companies will work on a plan to integrate salary and benefit plans. Until the closing of this transaction all Netegrity benefits will remain in effect.

Q.       WHAT WILL HAPPEN TO NETEGRITY STOCK OPTIONS?
A. At the closing date of the merger, each outstanding option to purchase Netegrity common stock and the grant price would be converted to outstanding options to purchase Computer Associates common stock based on a conversion ratio. The conversion ratio will be calculated based on the $10.75 per share purchase price of the Netegrity stock divided by the average of Computer Associates' closing prices for the 5 days prior to close.

Q.       WHAT WILL HAPPEN TO NETEGRITY'S VESTING SCHEDULES?
A. Upon closing, the vesting schedule for your newly issued Computer Associates options would be based on the vesting schedule based on your Netegrity options. For example, if 50% of your options have vested at the time of the deal closing, then 50% of your newly issued Computer Associates options would also be vested. The unvested options would continue to vest at the same rate as your Netegrity options would have vested.

Q. CAN I STILL SELL STOCK BEFORE THE TRANSACTION CLOSES? WILL THERE STILL BE BLACKOUT DATES?
A. Yes, you can still sell stock as long as the Netegrity blackout period has expired. There will continue to be blackout periods, as usual, under Netegrity's policy until the transaction closes.

Q.       WHAT WILL HAPPEN TO THE NETEGRITY ESPP?
A. The new offering period will start as usual in November and will continue until just before the transaction closes. At that time you would receive Netegrity common stock that will be converted to cash at the closing based on the conversion ratio described above.

Q.       WHAT WILL HAPPEN TO THE NETEGRITY BONUS?
A. Computer Associates is committed to a 2004 bonus plan. Similar to Netegrity's bonus plan, the bonus will be based on the performance of the Netegrity business as well as individual performance against objectives. It is anticipated that the bonus will be paid in early April 2005.

COMMUNICATION:
--------------

Q.       HOW WILL NETEGRITY EMPLOYEES BE KEPT INFORMED OF THE INTEGRATION PLANS?
A. We will communicate with all employees through multiple vehicles. First, we will be setting up a site on the home page of Netegrity's KnowledgeMinder portal later today that will be updated with all employee communications regarding the acquisition. Additionally, we will provide Team Netegrity emails every other week updating you on the status of the integration plans. We will also conduct departmental updates, and as always we will continue our Open Door Policy so that Netegrity team members should feel free to approach any manager in the company with questions.

Q.       WHO DO I CALL WITH ANY QUESTIONS ABOUT THE ACQUISITION?
A. Please refer your questions to your current manager. If your manager cannot answer your question, please send an email to integration@netegrity.com and your question will then be routed to the appropriate individual. We will aim to answer your question within 48 hours.

Q. WHAT DO I DO IF A CUSTOMER WANTS TO SPEAK WITH COMPUTER ASSOCIATES ABOUT THE ACQUISITION AND FUTURE PLANS?
A. We cannot speak about the joint plans between the two companies until the acquisition has been closed. We must operate as independent companies until that time. After the close date and as soon as we have the joint plans completed, we will provide those details.

Q3 EARNINGS QUESTIONS:
----------------------

Q.       WHAT DID NETEGRITY REPORT ABOUT ITS Q3-2004 PERFORMANCE?
A. Netegrity today announced preliminary results for its third quarter ended September 30, 2004. Netegrity expects total revenues to be in the range of approximately $19 million to $21 million. Based on these estimated revenues, Netegrity anticipates that it will report net income ranging from approximately breakeven to a net loss of $(1.0) million, which includes the after-tax effect of the non-cash software amortization of approximately $500,000. This will result in earnings per share ranging from $0.00 to a loss per share of ($0.03).

         Netegrity expects to report its full results for Q3-2004 on October 26th after the market closes.

QUESTIONS ON COMPUTER ASSOCIATES:
---------------------------------

Q.       WHAT DOES COMPUTER ASSOCIATES SPECIALIZE IN?
A. Computer Associates is a publicly traded software company with approximately 15,000 employees headquartered in Islandia, New York. They are a global company with operations in more than 50 countries. Computer Associates had $3.2B in revenue for fiscal year 2004 with a market cap of $16B. Computer Associates is a leading worldwide provider of solutions and services for the management of IT infrastructure, business information and application development. Computer Associates' solutions address an extensive range of management challenges across the full range of heterogeneous distributed and mainframe platforms found in today's enterprise environments. They are organized into six powerful brands: Unicenter for enterprise management, BrightStor for storage management, eTrust for security management, AllFusion for application life cycle management, Advantage for data management and application development, and CleverPath for portal and business intelligence.

Q.       IS COMPUTER ASSOCIATES PUBLIC?
A.       Yes. They are listed on the New York Stock Exchange under the symbol
         CA.

Q.       WHEN WAS COMPUTER ASSOCIATES FOUNDED?
A.       Computer Associates was founded in 1976

Q.       WHAT ARE COMPUTER ASSOCIATES' REVENUES?
A.       Computer Associates' revenues are $3.2B.

Q.       WHO DOES COMPUTER ASSOCIATES COMPETE WITH?
A. Computer Associates today competes with a broad range of major enterprise software vendors including IBM, HP, Oracle and Symantec.

Q. HOW MANY CUSTOMERS DOES COMPUTER ASSOCIATES HAVE AND WHO ARE SOME OF THEIR KEY CLIENTS?
A. They have approximately 95% of the Fortune 500 as customers and many other major accounts across the globe.

Q.       DO NETEGRITY AND COMPUTER ASSOCIATES HAVE ANY JOINT CUSTOMERS TODAY?
A. Yes, we do have some joint customers today. For some time now we have worked collaboratively with a variety of Computer Associates' eTrust products including eTrust LDAP directory.

Q. HOW WILL THE COMBINATION OF NETEGRITY AND COMPUTER ASSOCIATES ENHANCE THE COMBINED COMPANY'S MARKET POSITION?
A. We believe there are a number of important synergies between Computer Associates and Netegrity. We expect the combination of our two companies would carry forward our commitment to solve customer's greatest enterprise security challenges. In addition, Computer Associates would bring significant sales and marketing reach to Netegrity to drive more rapid penetration into the global identity and access management segment of the market.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Computer Associates, Netegrity, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Computer Associates and Netegrity through the web site maintained by the SEC at www.sec.gov.

      In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

      Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associates' directors and executive officers is contained in Computer Associates' Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, 2004, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.